                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                               AMENDMENT NO. 2


                                CURRENT REPORT


                     PURSUANT TO SECTIONS 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 21, 1994


                        COMMISSION FILE NUMBER 0-11851


                       CHAMPION HEALTHCARE CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                        0-11851             59-2283872
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(STATE OR OTHER JURISDICTION OF          (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          FILE NUMBER)     IDENTIFICATION NUMBER)




     14340 TORREY CHASE, SUITE 320, HOUSTON, TEXAS                    77014
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      ZIP CODE




                                (713) 583-5491
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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This Form 8-K/A Amendment No. 2 updates the Registrant's report on Form 8-K dated December 21, 1994, reporting the formation of a general partnership by a subsidiary of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements (attached following the signature page):

         Certain financial information of the Registrant and its subsidiaries as of the dates and for the periods listed below has been previously reported in the Registrant's Form 8-K/A (Amendment No. 1) amending Form 8-K dated December 6, 1994. Certain financial information of Dakota Hospital as of the dates and for the periods listed before have been previously reported in this Registrant's Form 8-K dated December 21, 1994. Accordingly, such information is not being included in reliance on General Instructions B.3 to Form 8-K because it has been previously reported.

         CHAMPION HEALTHCARE CORPORATION

         Condensed Consolidated Balance Sheet at September 30, 1994
                  (Unaudited)(1)
         Condensed Consolidated Statement of Operations for the nine months ended September 30, 1994 and 1993 (Unaudited)(1)
         Condensed Consolidated Statement of Cash Flows for the nine months ended September 30, 1994 and 1993 (Unaudited)(1)
         Notes to Condensed Consolidated Financial Statements (Unaudited)(1)

         DAKOTA HOSPITAL

         Independent Auditor's Report of Charles Bailly & Company, P.L.L.P.(2) Dakota Hospital Balance Sheets dated September 30, 1994 and 1993(2) Dakota Hospital Statement of Revenue and Expenses and Changes in Fund Balance for the years ended September 30, 1994 and 1993(2)
         Dakota Hospital Statement of Cash Flows for the years ended September
            30, 1994 and 1993(2) Notes to Financial Statements(2)

         Dakota Hospital Statement of Revenue and Expenses and Changes in Fund
            Balance for the three months ended December 31, 1994 (Unaudited)(3) Dakota Hospital Statement of Cash Flows for the three months ended
            December 31, 1994(Unaudited)(3)
         Notes to Financial Statements (Unaudited)(3)

---------
(1)  Previously reported in Form 8-K/A dated December 6, 1994, Amendment No. 1
(2)  Previously reported in this Form 8-K
(3)  Included in this Form 8-K/A, Amendment No. 2


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(b)      Pro Forma Financial Information:


         The following pro forma financial information of the Registrant and its subsidiaries as of the dates and for the periods listed below has been previously reported in the Registrant's Form 8-K/A (Amendment No. 2) amending the Registrant's report on Form 8-K dated December 6, 1994.

         Champion Combined Company and Dakota Hospital

                  Pro Forma Combining Income Statement
                  For the Nine Months Ended September 30, 1994

                  Pro Forma Combining Income Statement
                  For the Year Ended December 31, 1993

                  Pro Forma Combining Balance Sheet
                  September 30, 1994

                  Notes to Pro Forma Combining Financial Statements

         Champion Combined Group and AmeriHealth, Inc. (Combined Company)

                  Pro Forma Combining Income Statement
                  For the Nine Months Ended September 30, 1994

                  Pro Forma Combining Income Statement
                  For the Year Ended December 31, 1993

                  Pro Forma Combining Balance Sheet
                  September 30, 1994

                  Notes to Pro Forma Combining Financial Statements

         Champion Combined Group

                  Champion Healthcare Corporation and Psychiatric Healthcare
                      Corporation
                  Pro Forma Combining Income Statement
                  For the Nine Months Ended September 30, 1994

         Champion Healthcare Corporation, Midland Physicians and Surgeons
                  Hospital, Inc. and Psychiatric Healthcare Corporation

                  Pro Forma Combining Income Statement
                  For the Year Ended December 31, 1993

         Champion Healthcare Corporation and Psychiatric Healthcare Corporation

                  Pro Forma Combining Balance Sheet, September 30, 1994 Notes to Pro Forma Combining Financial Statements


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(c)      Exhibits

         The following exhibits as of the dates and for the periods listed below have been previously reported in the Registrant's Form 8-K dated December 21, 1994.

10. Amended and Restated Partnership Agreement of Dakota/Champion Partnership dated December 31, 1994.

10.1 Operating Agreement between Dakota/Champion Partnership and the Registrant, dated December 21, 1994.

23 Consent of Charles Bailly & Company, P.L.L.P. to the incorporation by reference of their report on the financial statements of Dakota Hospital in the Registrant's Registration Statement on Form S-8
         (No. 33- 47144).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: August 4, 1995                  Champion Healthcare Corporation
                                       (Registrant)





                                       By: /s/ James G. VanDevender
                                          --------------------------------------
                                          James G. VanDevender
                                          Executive Vice President and Chief
                                            Financial Officer
                                          (Principal Financial Officer)







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










                                 DAKOTA HOSPITAL

                   CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1994




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                                      INDEX

                                 DAKOTA HOSPITAL

                                                                           Page
                                                                          Number
                                                                          ------
FINANCIAL INFORMATION

Condensed statement of revenue and expenses and changes in fund balance
       for the three months ended December 31, 1994 (unaudited)              3

Condensed statement of cash flows for the three months ended
       December 31, 1994  (unaudited)                                        4

Notes to condensed financial statements for December 31, 1994 (unaudited)    5



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DAKOTA  HOSPITAL
CONDENSED STATEMENT OF REVENUE AND EXPENSES AND CHANGES IN FUND BALANCE (UNAUDITED)
(DOLLARS IN THOUSANDS)


                                                                       Three months ended
                                                                           December 31,
                                                                              1994
                                                                       ------------------
     Net patient service revenue                                            $  15,408
     Other revenue                                                                521
                                                                            ---------

            Net revenue                                                        15,929

   Operating expenses:
     Salaries and benefits                                                      7,302
     Other operating and administrative                                         7,784
     Provision for bad debts                                                      917
     Interest                                                                     566
     Depreciation and amortization                                                689
                                                                            ---------

            Total expenses                                                     17,258
                                                                            ---------
            Loss from operations                                               (1,329)

   Non-operating gains (losses):
     Gain on curtailment of pension plan                                        3,729
     Other                                                                       (105)
                                                                            ---------
            Total non-operating gains                                           3,624
                                                                            ---------
            Net revenue and gains in excess of expenses and
              losses                                                        $   2,295
                                                                            =========


                                  CHANGES IN FUND BALANCE

   Balance, September 30, 1994                                               $ 23,135

   Net revenue and gains in excess of expenses and losses                       2,295
                                                                            ---------

   Balance, December 31, 1994                                                $ 25,430
                                                                             ========


See notes to condensed financial statements.


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DAKOTA  HOSPITAL
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
(DOLLARS IN THOUSANDS)


                                                                                        Three Months
                                                                                            Ended
                                                                                      December 31, 1994
                                                                                      -----------------

   Net cash used by operating activities                                                  $   (428)
                                                                                          --------

   Investing activities:
       Decrease in expansion and replacement funds                                          18,633
       Additions to property and equipment                                                    (319)
                                                                                          --------

            Net cash provided by investing activities                                       18,314
                                                                                          --------

   Financing activities:
       Payments on debt                                                                       (420)
                                                                                          --------
           Net cash used in financing activities                                              (420)
                                                                                          --------

           Increase in cash and cash equivalents                                            17,466

   Cash and cash equivalents at beginning of period                                          2,993
                                                                                          --------

   Cash and cash equivalents at end of period                                             $ 20,459
                                                                                          ========


See notes to condensed consolidated financial statements.


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DAKOTA HOSPITAL
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1  -- BASIS OF PRESENTATION

Dakota Hospital ("Hospital") is a 199-bed medical acute-care facility located in Fargo, North Dakota. The sole member of the Hospital is Dakota Health Systems ("Health Systems") which was organized to facilitate diversification of services. The Hospital and Health Systems are organized as North Dakota nonprofit corporations and are exempt from federal income taxes under Section 501(c)(3) of the Internal Revenue Code. Consolidated financial statements for Dakota Health Systems are prepared under separate cover.

The accompanying unaudited condensed financial statements of the Hospital have been prepared, without audit, in accordance with generally accepted accounting principles for interim financial statements and in accordance with Rule 3-01 and 3-02 of Regulation S-X. Accordingly, these financial statements do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the results for the period presented have been reflected.

These financial statements have been prepared prior to the Hospital's contribution of its operating assets to a partnership that began operations on December 31, 1994 (See "Note 2 - Formation of Partnership"). These financial statements should be read in conjunction with the Hospital's audited consolidated financial statements for the year ended September 30, 1994, included in Champion Healthcare Corporation's Form 8-K, as amended, dated December 21, 1994.

Net patient service revenue is presented based on established billing rates less allowances and discounts for patients covered by Medicare, Medicaid and other contractual programs. Payments received under these programs are generally less than established billing rates with the difference recorded as contractual allowances or discounts. Such allowances have been deducted from accounts receivable pending final audit and settlement. Provision for contractual allowances and discounts for the three months ended December 31, 1994 was $5,926,000.

The Company's business is seasonal in nature and subject to general economic conditions and other factors. Accordingly, operating results for the three month period ended December 31, 1994 are not necessarily indicative of the results that may be expected for the fiscal year.

NOTE 2 -- FORMATION OF PARTNERSHIP

On November 18, 1994, the Hospital and Champion Healthcare Corporation of North Dakota ("Champion") approved a plan to form a partnership (the "Partnership"). The Partnership is operated as Dakota Heartland Health System ("DHHS") and began operations on December 31, 1994. The Hospital and Champion contributed their respective hospitals both debt and lien free (except capitalized leases), and Champion contributed an additional $20,000,000 in cash, each in exchange for 50% ownership in the Partnership. In addition, each partner contributed $2,000,000 in cash to the working capital of the Partnership. A $20,000,000 special distribution was made to the Hospital after capitalization of the Partnership in accordance with the terms of the Partnership agreement. The ownership interest acquired by each partner was based on the value of the assets contributed to the Partnership. In connection with the formation of the Partnership, the Hospital acquired and contributed to the Partnership the stock of Dakota Health Enterprises ("DHE"), an affiliate, and thus all the long-term business investments of DHE. The transaction was subject to a thirty day state mandated notification period. Such notice was delivered on November 21, 1994, and the transaction was finalized on December 21, 1994 (the "Closing").


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DAKOTA HOSPITAL
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED

On December 21, 1994, the Partnership entered into an operating agreement with Champion and the Hospital to manage the combined operations of the two hospitals. Under the terms of the Partnership agreement, Champion is obligated to advance funds to the Partnership to cover any and all operating deficits of the Partnership. Champion will receive 55% of the net income and distributable cash flow ("DCF") of the Partnership until such time as it has recovered on a cumulative basis an additional $10,000,000 of DCF in the form of an "excess" distribution.

The Partnership is administered by a Governing Board comprised of six members appointed by the Hospital, three members appointed by Champion and three members appointed by mutual consent of the Hospital members and Champion members. Certain Governing Board actions require the majority approval of each of Champion members and Hospital members.

From the 19th month after the commencement of the Partnership, the Hospital has the right to require Champion to purchase its Partnership interest free of debt or liens for a cash purchase price equal to 5.5 times earnings before depreciation, interest, income taxes and amortization less the Hospital's pro-rata share of the Partnership's long-term debt. From the 37th month after the commencement of the Partnership, the purchase price for the Hospital's Partnership interest shall not be less than $50,000,000. After receipt of written notice of the Hospital's intent to sell its Partnership interest, Champion would have 12 months to complete the purchase. Should Champion not complete the purchase during this period, the Hospital would have the right to, among others, (i) terminate the operating agreement and engage an outside party to manage the hospital, (ii) replace Champion's designees to the Governing Board and (iii) enter into a fair market value transaction to sell substantially all of the Partnership's assets.

In connection with the formation of the Partnership, the Hospital terminated its pension plan and recognized a curtailment gain of $3,729,000. Additionally, the Hospital incurred approximately $817,000 in severance cost, which has been reflected in the condensed statement of revenue and expenses and changes in fund balance for the three months ended December 31, 1994.

NOTE 3 - SUBSEQUENT EVENT

In order to deliver the hospital free and clear as a condition of Closing, the Hospital provided the bond trustee of its Series 1992 Bonds, (Norwest Bank of Minneapolis) (the "Trustee"), with sufficient funds and irrevocable instructions to commence a tender offer (the "Tender Offer") for the purchase of Series 1992 Bonds from current bondholders, and to defease (the "Defeasance") all bonds not so tendered and extinguished. The Hospital secured a letter of credit in the amount of $36,750,000 to assure that funds would be available to purchase the bonds from tendering bondholders and to purchase securities for the Defeasance escrow thereafter. Approximately $10,365,000 in Series 1992 Bonds were tendered pursuant to the Tender Offer, which expired in January 1995. The Defeasance of the remaining $22,645,000 principal amount of Series 1992 Bonds was completed in February 1995. The Series 1992 Bonds extinguished as a result of the Tender Offer and Defeasance resulted in an extraordinary gain of approximately $1,550,000.


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